Supplementary Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information [Text Block]
(22) Supplementary Quarterly Financial Data (Unaudited)

in thousands, except per share data, for the quarters ended	March 31,	June 30,	September 30,	December 31,
2011
Revenue[1]	$238,882	$225,777	$214,048	$216,406
Operating income[1]	56,500	72,083	67,011	61,861
Net income including noncontrolling interest in subsidiaries[1]	35,054	42,885	38,520	38,625
Amounts attributable to Federated Investors, Inc.
Net income[1]	33,231	42,413	38,320	36,943
Earnings per share – Basic and Diluted[1]	0.32	0.41	0.37	0.36
Cash dividends per share	0.24	0.24	0.24	0.24
Stock price per share[2]
High	28.57	27.11	24.54	22.39
Low	24.93	23.43	16.01	14.36
2010
Revenue[1,3]	$232,970	$231,484	$242,173	$245,317
Operating income[1,4]	71,810	83,861	75,088	79,032
Net income including noncontrolling interest in subsidiaries[1,4]	44,195	48,275	48,063	48,631
Amounts attributable to Federated Investors, Inc.
Net income[1,4]	42,007	47,650	43,056	46,401
Earnings per share – Basic and Diluted[1,4]	0.38	0.46	0.42	0.45
Cash dividends per share[5]	1.50	0.24	0.24	0.24
Stock price per share[2]
High	28.14	27.32	23.54	27.02
Low	23.85	20.67	20.01	22.76

1
During the first, second, third and fourth quarters of 2011, fee waivers in order for certain money market funds to maintain positive or zero net yields totaled $63.4 million, $79.4 million, $88.9 million and $89.0 million, respectively. These fee waivers were partially offset by related reductions in distribution expenses of $49.5 million, $57.8 million, $63.2 million and $61.9 million and net income attributable to noncontrolling interests of $0.8 million, $2.2 million, $2.5 million and $1.0 million such that the net negative pre-tax impact to Federated was $13.1 million, $19.4 million, $23.2 million, and $26.1 million for the first, second, third and fourth quarters of 2011, respectively. During the first, second, third and fourth quarters of 2010, fee waivers in order for certain money market funds to maintain positive or zero net yields totaled $69.5 million, $58.2 million, $53.8 million and $60.0 million, respectively. These fee waivers were partially offset by related reductions in distribution expenses of $51.2 million, $45.0 million, $42.6 million and $47.7 million and net income attributable to noncontrolling interests of $0.5 million, $0.2 million, $0.2 million and $0.2 million such that the net negative pre-tax impact to Federated was $17.8 million, $13.0 million, $11.0 million, and $12.1 million for the first, second, third and fourth quarters of 2010, respectively.

2	Federated’s common stock is traded on the New York Stock Exchange under the symbol FII.

3
As a result of the SunTrust Acquisition, revenue for the fourth quarter ended December 31, 2010 included $7.4 million related to the acquired assets under management. See Note (3) for additional information.

4
Federated recorded impairment charges of $7.0 million and $3.2 million related to intangible and fixed assets in the second and fourth quarters of 2010, respectively. See Note (6) for additional information.

5
For the quarter ended March 31, 2010, Federated paid $1.26 per share for a special cash dividend. This payment was in addition to the $0.24 per share dividend paid in that quarter. All dividends are considered ordinary dividends for tax purposes.

The approximate number of beneficial shareholders of Federated’s Class A and Class B common stock as of February 16, 2012, was 1 and 35,922, respectively.